Exhibit 99.1

WillScot Announces Redemption of Certain Warrants

BALTIMORE (January 24, 2020) – WillScot Corporation (“WillScot” or the “Company”) (Nasdaq: WSC), the specialty rental services market leader providing innovative modular space and portable storage solutions across North America, today announced that the Company will redeem all of its outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated September 10, 2015, by and between the Company’s legal predecessor company Double Eagle Acquisition Corp. (“Double Eagle”) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), as part of the units sold in Double Eagle's initial public offering (“IPO”) for a redemption price of $0.01 per Public Warrant (the “Redemption Price”), that remain outstanding at 5:00 p.m. New York City time on February 24, 2020 (the “Redemption Date”). Warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO and still held by the initial holders thereof or their permitted transferees are not subject to this redemption. The warrants, each exercisable for one share of Common Stock at an exercise price of $15.50 per share, issued in connection with the Company’s acquisition of Modular Space Holdings, Inc. under a warrant agreement dated August 15, 2018, between Continental Stock Transfer & Trust Company, as warrant agent, and WillScot are also not subject to this redemption.

Under the terms of the Warrant Agreement, the Company is entitled to redeem all of the outstanding Public Warrants if the last sales price of the Common Stock is at least $18.00 per share on each of twenty trading days within any thirty-day trading period. This share price performance target was achieved as of January 21, 2020.

At the direction of the Company, Continental Stock Transfer & Trust Company, in its capacity as warrant agent, has delivered a notice of redemption to each of the registered holders of the outstanding Public Warrants.

In addition, in accordance with the Warrant Agreement, the Company’s board of directors has elected to require that, following delivery of the notice of redemption, all Public Warrants be exercised on a cashless basis. Accordingly, holders may no longer exercise Public Warrants in exchange for the payment in cash of the $5.75 per half share (or $11.50 per share) exercise price. Instead, a holder exercising a Public Warrant will be deemed to pay the $5.75 exercise price by the surrender of 0.3120 of a share of Common Stock (such fraction determined as described below) that such holder would have been entitled to receive upon a cash exercise of each Public Warrant. Accordingly, by virtue of the cashless exercise of the Public Warrants, exercising warrant holders will receive 0.1880 of a share of Common Stock for each Public Warrant surrendered for exercise.

Any Public Warrants that remain unexercised immediately after 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable, and the holders of those Public Warrants will be entitled to receive only the Redemption Price.

The number of shares that each exercising warrant holder will receive by virtue of the cashless exercise (instead of paying the $5.75 per public warrant or $11.50 per share cash exercise price) was calculated in accordance with the terms of the Warrant Agreement and will be equal to the quotient obtained by dividing (x) the product of the number of shares underlying the public warrants held by such warrant holder, multiplied by the difference between $18.43, the average of the last sale price of the Common Stock over the ten (10) trading days ending on January 21, 2020, the third business day prior to the date of this notice (the “Fair Market Value”) and $11.50, by (y) the Fair Market Value. If any holder of Public Warrants would, after taking into account all of such holder's Public Warrants exercised at one time, be entitled to receive a fractional interest in a share of the Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

The shares of Common Stock stock underlying the Public Warrants have been registered by the Company under the Securities Act of 1933, as amended, and are covered by a registration statement filed with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-222210).

Questions concerning redemption and exercise of the Public Warrants can be directed to Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attention: Compliance Department, telephone number (212) 509-4000.

For a copy of the notice of redemption sent to the holders of our Public Warrants and a prospectus relating to the shares of common stock issuable upon exercise of the Public Warrants, please visit our investor relations website at investors.willscot.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any Company securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “plans,” “intends,” “may,” “will,” “should,” “shall,” "outlook" and variations of these words and similar expressions identify forward-looking statements, which are generally not historical in nature. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other important factors, many of which are outside our control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Although WillScot believes that these forward-looking statements are based on reasonable assumptions, it can give no assurance that any such forward-looking statement will materialize. Important factors that may affect actual results or outcomes include, among others, our ability to acquire and integrate new assets and operations; our ability to achieve planned synergies related to acquisitions; our ability to manage growth and execute our business plan; our estimates of the size of the markets for our products; the rate and degree of market acceptance of our products; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs adversely affecting our profitability (including cost increases resulting from tariffs); potential litigation involving our Company; general economic and market conditions impacting demand for our products and services; implementation of tax reform; our ability to implement and maintain an effective system of internal controls; and such other risks and uncertainties described in the periodic reports we file with the SEC from time to time including our Form 10-K for the year ended December 31, 2018 and our Form 10-Q for the quarter ended September 30, 2019, which are available through the SEC’s EDGAR system at www.sec.gov and on our website. Any forward-looking statement speaks only at the date which it is made, and WillScot disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About WillScot Corporation

Headquartered in Baltimore, Maryland, WillScot is the public holding company for the Williams Scotsman family of companies. WillScot trades on Nasdaq under the ticker symbol “WSC” and is the specialty rental services market leader providing innovative modular space and portable storage solutions across North America. WillScot is the modular space supplier of choice for the construction, education, health care, government, retail, commercial, transportation, security and energy sectors. With over half a century of innovative history, organic growth and strategic acquisitions, WillScot serves a broad customer base from over 120 locations throughout the U.S., Canada and Mexico, with a fleet of approximately 150,000 modular space and portable storage units.

Contact Information

Investor Inquiries:

Mark Barbalato

investors@willscot.com

Media Inquiries:

Scott Junk

scott.junk@willscot.com

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